INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred Tax Assets:
Accruals and reserves	$ 0	$ 0
Depreciation and amortization	0	0
Federal tax credit carryforwards	239,098	239,098
State tax credit carryforwards	340,399	340,399
Net operating loss	21,033,083	20,753,940
Goodwill amortization	0	0
ASC 718 stock compensation	0	0
Valuation allowance	(21,612,580)	(21,333,437)
Total deferred tax assets	$ 0	$ 0